UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2023

Life360, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56424	26-0197666
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

539 Bryant Street, Suite 402 San Francisco, CA 94107
(Address of principal executive offices, including zip code)

(415) 484-5244
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
On January 12, 2023, Life 360 Inc. (the “Company”) issued an Australian Securities Exchange (“ASX”) media release, among other things, announcing certain preliminary results of operations for the quarter and fiscal year ended December 31, 2022, preliminary guidance for calendar year 2023 and a workforce restructure (the “Media Release”). A copy of the release is furnished herewith as Exhibit 99.1.

The information in this Item 2.02 is preliminary, unaudited, and subject to the Company’s normal quarter and year-end accounting procedures and external audit by the Company’s independent registered public accounting firm. The information in this Item 2.02 does not present all information necessary for an understanding of the Company’s results of operations for the fiscal year ended December 31, 2022 and should not be viewed as a substitute for full, audited financial statements prepared in accordance with generally accepted accounting principles (“GAAP”). The audit of the Company’s financial statements for the year ended December 31, 2022 is ongoing and could result in changes to the information in this Item 2.02. The Company expects to report its results for the fourth quarter and full year 2022 on or around March 16, 2023.

Item 2.05     Costs Associated with Exit or Disposal Activities.
On January 12, 2023, the Company committed to a workforce restructure which is designed to streamline the Company’s operations, drive lower operations expenses and enable management to focus on the Company’s key strategic product initiatives. The restructure will result in an approximately 14% reduction of the Company's workforce. The Company estimates that it will incur charges of approximately $4 million in connection with the restructure, primarily related to expected cash payments related to severance costs of approximately $4 million. The Company expects that the majority of the restructuring charges will be incurred in the first quarter of 2023 and that the reduction in force will be substantially completed during the first quarter of 2023. The estimated charges that the Company expects to incur are subject to a number of assumptions, and actual results may differ materially from these estimates. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, its workforce reduction. The Company believes these actions will result in annualized cost savings in excess of $15 million. The Company expects to exclude the costs associated with the restructure from its calculation of Adjusted EBITDA, a non-GAAP financial measure.

Item 7.01     Regulation FD Disclosure.
The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.

The information in Item 2.02 and this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Life360 intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding Life360’s intentions, objectives, plans, expectations, assumptions and beliefs about future events, including Life360’s expectations with respect to the financial and operating performance of its business, including revenue and margin expectations, operating cash flow and the acceleration of its path to profitability, its capital position, future growth, estimated expenses to be incurred in connection with the Company’s planned workforce reduction and other statements related to the planned workforce reduction. The words “anticipate”, “believe”, “expect”, “project”, “predict”, “will”, “forecast”, “estimate”, “likely”, “intend”. “outlook”, “should”, “could”, “may”, “target”, “plan” and other similar expressions can generally be used to identify forward-looking statements. Indications of, and guidance or outlook on, future earnings or financial position or performance are also forward-looking statements. Investors and prospective investor are cautioned not to place undue reliance on these forward-looking statements as they involve inherent risk and uncertainty (both general and specific) and should note that they are provided as a general guide only and should not be relied on as an indication or guarantee of future performance. There is a risk that such predictions, forecasts, projections and other forward-looking statements will not be achieved. Subject to any continuing obligations under applicable law, Life360 does not undertake any obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date of this report, to reflect any change in expectations in relation to any forward-looking statements or any change in events, conditions or circumstances on which any such statements are based. Although Life360 believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, Life360 can give no assurance that such expectations and assumptions will prove to be correct and actual results may vary in a materially positive or negative manner. They are subject to known and unknown risks, uncertainty, assumptions and contingencies, many of which are outside Life360’s control, and are based on estimates and assumptions that are subject to change and may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include risks related to the preliminary nature of financial results, risks related to the Company’s business, market risks, the Company’s need for additional capital, and the risk that the Company’s products and services may not perform as expected, as described in greater detail under the heading “Risk Factors” in the Company’s ASX filings, Form 10 Registration Statement filed with the Securities and Exchange Commission (“SEC”) on April 26, 2022, as amended by Amendment No. 1 filed on June 13, 2022 and Amendment No. 2 filed on July 5, 2022, and effective as of June 27, 2022, and subsequent reports filed with the Securities and Exchange Commission. To the maximum extent permitted by law, responsibility for the accuracy or completeness of any forward-looking statements whether as a result of new information, future events or results or otherwise is disclaimed. This report should not be relied upon as a recommendation or forecast by Life360. Past performance information given in this document is given for illustrative purposes only and is not necessarily a guide to future performance and no representation or warranty is made by any person as to the likelihood of achievement or reasonableness of any forward-looking statements, forecast financial information, future share price performance or any underlying assumptions. Nothing contained in this document nor any information made available to you is, or shall be relied upon as, a promise, representation, warranty or guarantee as to the past. present or the future performance of Life360.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	ASX Media Release, dated January 13, 2023 (Australian time)

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE360, INC.

Dated:	January 12, 2023	By:	/s/ Russell Burke
Russell Burke

Chief Financial Officer